 Exhibit 99.1

Global Net Lease, The Necessity Retail REIT and AR Global Enter into Cooperation Agreement with Blackwells Capital

Agreement Follows Substantial Governance Changes at GNL and RTL That Will Ensure Combined Company Operates with Best in Class Practices

Blackwells to Vote in Favor of Merger and Internalization Transactions at the GNL Special Meeting; Settles All Previous Proxy Contests and Litigation

RTL and GNL 2023 Shareholder Annual Meetings to Proceed Uncontested; Blackwells to Support Companies’ Nominees

NEW YORK – June 5, 2023 – Global Net Lease Inc. (NYSE: GNL, "GNL") and The Necessity Retail REIT Inc. (NASDAQ: RTL, "RTL") – together with their respective advisors and property managers and AR Global – today announced that they have entered into a cooperation agreement (the “Cooperation Agreement”) with Blackwells Capital.

Under the terms of the Cooperation Agreement, the Blackwells Parties will withdraw their nomination notices and proposals at both GNL and RTL and have agreed to vote in favor of the share issuances for the previously announced merger of GNL and RTL (“the Merger”) and internalization transactions at the GNL special meeting.

“We are pleased to have reached an agreement with Blackwells that we believe is in the best interests of the Global Net Lease and The Necessity Retail REIT shareholders,” said Michael Weil, Chief Executive Officer of RTL, and James Nelson, Chief Executive Officer of GNL. “The combination of GNL and RTL will create a leading global net lease REIT that is positioned for long-term growth and potential trading multiple expansion comparable to other net lease REITs of this size and scale. The combined entity will be internally managed, resulting in significant cost savings, and will adopt enhanced corporate governance practices that will ensure the combined company operates in the best interests of all current and future investors. We are pleased to have Blackwells’ support of the Merger and internalization transaction and look forward to working with Blackwells to create value on behalf of all shareholders.”

Jason Aintabi, Chief Investment Officer of Blackwells, said, “We are pleased to have aligned with the Boards of GNL and RTL on a constructive path forward following the significant governance and structural changes that have occurred over the course of the last year. The merger of GNL and RTL creates a new company of scale in the sector that can be singularly focused on creating value for all public shareholders. With our support for the transaction now in place, we look forward to the completion of the merger and lend Mr. Weil and the leadership team our full support, as we believe investors will see great success following the internalization and merger.”

Pursuant to the Agreement, the parties have agreed to release all claims arising prior to the settlement and dismiss their respective actions in Maryland state court and New York federal court.

The Blackwells Parties have agreed to abide by certain standstill and voting commitments in connection with the Cooperation Agreement. The agreement will be filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) as an exhibit to the Current Report on Form 8-K.

About Global Net Lease, Inc.

Global Net Lease, Inc. is a publicly traded real estate investment trust listed on the NYSE, which focuses on acquiring a diversified global portfolio of commercial properties, with an emphasis on sale-leaseback transactions involving single tenant, mission critical income producing net-leased assets across the United States, Western, and Northern Europe.

About The Necessity Retail REIT, Inc.

The Necessity Retail REIT, Inc. is the preeminent publicly traded real estate investment trust focused on "Where America Shops", which acquires and manages a diversified portfolio of necessity-based retail single tenant and open-air shopping center properties in the U.S.

About Blackwells Capital

Blackwells Capital was founded in 2016 by Jason Aintabi, its Chief Investment Officer. Since that time, it has made investments in public securities, engaging with management and boards, both publicly and privately, to help unlock value for stakeholders, including shareholders, employees and communities. Blackwells’ investments in real estate have ranged from property development and management to REITs and adjacent real estate activities, including financing, origination, and managing real estate backed securities, including direct mezzanine and equity investments. Throughout their careers, Blackwells’ principals have invested globally on behalf of leading public and private equity firms and have held operating roles and served on the boards of media, energy, technology, insurance and real estate enterprises. For more information, please visit www.blackwellscap.com.

Additional Information and Where to Find It

In connection with the proposed transactions, GNL intends to file with the SEC a registration statement on Form S-4, which will include a document that serves as a prospectus of GNL and a joint proxy statement of GNL and RTL. Each party also plans to file other relevant documents with the SEC regarding the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. A definitive joint proxy statement/prospectus will be sent to GNL’s stockholders and RTL’s stockholders. Investors and securityholders may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by GNL and RTL with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by GNL with the SEC will be available free of charge on GNL’s website at www.globalnetlease.com or by contacting the GNL’s Investor Relations at investorrelations@globalnetlease.com. Copies of the documents filed by RTL with the SEC will be available free of charge on RTL’s website at www.necessityretailreit.com or by contacting RTL’s Investor Relations at ir@rtlreit.com.

Participants in the Proxy Solicitation

GNL, RTL, Global Net Lease Operating Partnership, L.P., The Necessity Retail REIT Operating Partnership, L.P., AR Global Investments, LLC, Global Net Lease Advisors, LLC, Necessity Retail Advisors, LLC, and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information about directors and executive officers of GNL is available in the GNL proxy statement for its 2023 Annual Meeting, which was filed with the SEC on April 10, 2023. Information about directors and executive officers of RTL is available in the RTL proxy statement for its 2023 Annual Meeting, which was filed with the SEC on April 10, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transactions when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents from GNL and RTL as indicated above.

Forward Looking Statements

The statements in this press release that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. In addition, words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” expects,” “plans,” “intends,” “would,” or similar expressions indicate a forward-looking statement, although not all forward-looking statements contain these identifying words. Any statements referring to the future value of an investment in GNL and RTL, including the adjustments giving effect to the Merger and the internalization as described in this press release, as well as the potential success that GNL and RTL may have in executing the Merger and internalization, are also forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause GNL’s and RTL’s actual results, or GNL’s and RTL’s actual results after making adjustments to give effect to the Merger and the internalization, to differ materially from those contemplated by such forward-looking statements, including but not limited to: (i) GNL’s and RTL’s ability to complete the proposed Merger and internalization on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approvals and satisfaction of other closing conditions to consummate the proposed transaction, (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement relating to the proposed transactions, (iii) ability of GNL to obtain lender consent to amend its Second Amended and Restated Credit Facility or any other GNL loan agreement, if at all, or on terms favorable to GNL, (iv) risks related to the potential repeal of GNL’s Shareholder’s Rights Plan; (v) risks related to the decrease in the beneficial ownership requirements of GNL’s applicable classes and series of stock; (vi) risks related to diverting the attention of GNL’s and RTL’s management from ongoing business operations, (vii) failure to realize the expected benefits of the proposed transactions, (viii) significant transaction costs or unknown or inestimable liabilities, (ix) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay, (x) the risk that RTL’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected, (xi) risks related to future opportunities and plans for GNL post-closing, including the uncertainty of expected future financial performance and results of GNL post-closing following completion of the proposed transactions, (xii) the effect of the announcement of the proposed transaction on the ability of GNL and RTL to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships, (xiii) the effect of any downgrade of GNL’s or RTL’s corporate rating or to any of their respective debt or equity securities including the outstanding notes under the RTL Indenture; (xiv) risks related to the market value of the GNL Common Stock to be issued in the proposed transactions; (xv) other risks related to the completion of the proposed transactions, (xvi) potential adverse effects of the ongoing global COVID-19 pandemic, including actions taken to contain or treat the COVID-19, on GNL and RTL and GNL’s and RTL’s tenants and the global economy and financial market, (xvii) the risk that one or more parties to the Cooperation Agreement may not fulfil its obligations under the Cooperation Agreement, as well as the additional risks, uncertainties and other important factors set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of GNL’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2023, RTL’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 23, 2023 and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in GNL’s and RTL’s subsequent reports. Further, forward-looking statements speak only as of the date they are made, and GNL and RTL undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law.

Contacts

For GNL:

Investors and Media:

investorrelations@globalnetlease.com

(212) 415-6510

For RTL:

Investor Relations:

ir@rtlreit.com

(866) 902-0063

For Blackwells:

Gagnier Communications

Dan Gagnier

(646) 569-5897

blackwells@gagnierfc.com

Longacre Square Partners

(646) 386-0091

blackwells@longacresquare.com